EXHIBIT 10.2

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Supplemental Agreement No. 2

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of September 13, 2013 (Supplemental Agreement No. 2) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 aircraft (Aircraft);

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s purchase of two (2) firm Model 737-8 aircraft and two (2) firm Model 737-9 aircraft (New Firm Aircraft);

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise the [*]; and

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate Letter Agreement Number HAZ-PA-03791-LA-1300032, [*].

All terms used but not defined in this Supplemental Agreement No. 2 have the same meaning as in the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.                                   TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, attached as Enclosure 1 to this Supplemental

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-2

1

BOEING PROPRIETARY

Agreement No. 2, which reflects the revisions set forth in this Supplemental Agreement No. 2.

2.         TABLES.

(a)       Table 1A to Purchase Agreement No. 03791, 737-8 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced by a revised Table 1A, attached as Enclosure 2 to this Supplemental Agreement No. 2, which reflects the addition of two (2) Model 737-8 aircraft identified by MSNs 60387 and 60388 and scheduled to deliver in [*] and [*] respectively.

(b)       Table 1B to Purchase Agreement No. 03791, 737-8 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced by a revised Table 1B, attached as Enclosure 3 to this Supplemental Agreement No. 2, which reflects the addition of two (2) Model 737-9 aircraft identified by MSNs 60389 and 60390 and scheduled to deliver in [*] and [*] respectively.

3.         LETTER AGREEMENTS.

(a)       Attachment A to Letter Agreement HAZ-PA-03791-LA-1208079, [*], is deleted in its entirety and replaced with a revised Attachment A (identified by “SA-2”), attached as Enclosure 4 to this Supplemental Agreement No. 2 and incorporated into the Purchase Agreement by this reference.  The revised Attachment A incorporates the New Firm Aircraft and is otherwise updated to be consistent with the scheduled delivery dates previously revised in Supplemental Agreement No. 1 to the Purchase Agreement.

(b)       Letter Agreement HAZ-PA-03791-LA-1208089, [*], is deleted in its entirety and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208089R1, attached as Enclosure 5 to this Supplemental Agreement No. 2 and incorporated into the Purchase Agreement by this reference.  Letter Agreement HAZ-PA-03791-LA-1208089R1 revises the [*].

(c)        To document its previous execution and as an administrative matter, Letter Agreement HAZ-PA-03791-LA-1300032, [*], is added to the Table of Contents and, by this reference, is incorporated into the Purchase Agreement.

4.         ADDITIONAL CONDITIONS.

(a)       This Supplemental Agreement No. 2 is contingent upon the prior or concurrent execution of Supplemental Agreement No. 2 to Purchase Agreement No. 03659, and Boeing’s receipt of payment required thereunder.

(b)       All Advance Payment amounts Customer owes Boeing as a result of the execution of this Supplemental Agreement will be paid to Boeing at the time of execution.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-2

2

BOEING PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Ken K. Takahashi	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

Attachments

HAZ-PA-03791	SA-2

3

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	737-8 Aircraft Information Table	SA-2
1B.	737-9 Aircraft Information Table	SA-2

EXHIBIT
A1.	737-8 Aircraft Configuration
A2.	737-9 Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment - Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078	Advance Payment Matters
LA-1208079	[*]
	Attachment A	SA-2
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083	[*]
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087	Open Matters for 737-8 and 737-9 Aircraft
LA-1208088	Performance Matters
LA-1208089R1	[*]	SA-2
LA-1208090	Special Matters
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
LA-1208963	[*]

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-2

BOEING PROPRIETARY

Enclosure 1

LA-1209052	[*]
LA-1300032	[*]	SA-2

*      Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	SA-2

BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2017			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43294**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43295**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43296**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	60387	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43297** 43298**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43328**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43302**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43301	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43303, 60388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43305 43306	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43307 43315	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43311 43312	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43320 43321	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43325 43327*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43347 43329* 43330	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43331 43332*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43335 43334	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	3		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2		[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43392	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

* [*]

** [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2020			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43322*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43326, 60389	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43333	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43314	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43337*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43339	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43353*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43356	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43360, 60390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43365	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43371*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43374	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43379	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43381	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43393	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43385	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43389*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43346	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43391	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43348	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	22

[*]

* [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2017			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43294**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43295**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43296**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		60387	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43297** 43298**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43328**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43302**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43301	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43303, 60388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43305 43306	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43307 43315	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43311 43312	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43320 43321	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43325 43327*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43347 43329* 43330	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43331 43332*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43335 43334	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Attachment A	Enclosure 4
to Letter Agreement No. HAZ-PA-03791-LA-1208079
737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]		43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43392	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total

[*]

* [*]

** [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Enclosure 5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208089R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:     Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement No. HAZ-PA-03791-LA-1208089 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            [*].

1.1                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

21975737.1 HAZ-PA-03791-LA-1208089R1	SA-2
[*]	Page 1

BOEING PROPRIETARY

1.2                          [*]

1.3                          [*]

1.4                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208089R1	SA-2
[*]		Page 2

BOEING PROPRIETARY

1.5                          [*]

1.6                          [*]

2.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208089R1	SA-2
[*]		Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208089R1	SA-2
[*]		Page 4

BOEING PROPRIETARY